VBI VACCINES



39th Annual Growth Conference
Canaccord Genuity

NASDAQ: VBIV

AUGUST 8 2019

Forward-Looking Statements

Certain statements in this presentation that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements"). The company cautions that such statements involve risks and uncertainties that may materially affect the company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the company's products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2019, and filed with the Canadian security authorities at sedar.com on February 25, 2019, as supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PROTECT Study Subject Disposition



Subjects screened (n=2,472)
Screening failure (n=865, 35%)
Randomized (n=1,607) at 28 clinical study sites in U.S., Europe, and Canada
Engerix-B (n=811)
Full Analysis Set
Sci-B-Vac (n=796)
Age:
18-44 years : 154 (19%)
45-64 years : 361 (45%)
65+ years : 296 (37%)
Gender:
Male : 303 (37%)
Female : 508 (63%)
Withdrew : 42 (5.2%)
Age:
18-44 years : 145 (18%)
45-64 years : 355 (45%)
65+ years : 296 (37%)
Gender:
Male : 315 (40%)
Female : 481 (60%)
Withdrew : 40 (5.0%)
Completed study (n=769)
Per Protocol Set
Completed study (n=756)

Both PROTECT Co-Primary Endpoints Successfully Met

Co-Primary Endpoints at Day 196, 4 weeks post-3rd vaccination:

1. Non-Inferiority of seroprotection rate (SPR) achieved in all subjects age 18+

2. Statistical and clinical superiority, as defined in the protocol, achieved in subjects age 45+



Percent HBsAg Seroprotection
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
Diff: 14.9%
95% CI [11.2% to 18.6%]
76.5%
91.4%
Diff: 16.4%
95% CI [12.2% to 20.7%]
73.1%
89.4%
Engerix-B 20µg
N = 723
Sci-B-Vac 10µg
N = 718
All subjects age 18 +
(Per Protocol Set)
Engerix-B 20µg
N = 627
Sci-B-Vac 10µg
N = 625
Subjects age 45 +
(Full Analysis Set)

- *Non-inferiority :* If the lower bound of the 95% confidence interval (CI) of the difference between the SPR in the Sci-B-Vac arm minus the SPR in the Engerix-B arm is > -5%, Sci-B-Vac will be declared non-inferior to Engerix-B
- *Statistical superiority :* If the lower bound of the same 95% CI is greater than 0%, Sci-B-Vac will be declared statistically superior to Engerix-B
- *Clinical superiority :* If the lower bound of the same 95% CI is > 5%, Sci-B-Vac will be declared clinically superior to Engerix-B

Seroprotection Rates in Subgroup Populations

SPR of Sci-B-Vac® vs. Engerix-B® was statistically significantly higher in all key subgroup analyses of adults age ≥ 18 years, at Day 196, 4 weeks post-3rd vaccination, including:

Diabetics	**58.3%** Engerix-B® vs. **83.3%** Sci-B-Vac® *SPR difference: 25.0%; 95% CI [8.4%, 40.4%]*
Subjects with a Body Mass Index (BMI) > 30	**68.1%** Engerix-B® vs. **89.2%** Sci-B-Vac® SPR difference: 21.1%; 95% CI [14.3%, 28.0%]

Summary of Safety Data

OVERALL :

- No safety signals observed in PROTECT
- Sci-B-Vac safety profile consistent with previous studies and post- marketing use (Israel)
- High rate of completion of vaccinations, 96.8% and 95.2% for Engerix-B and Sci-B-Vac, respectively
- Low rate of vaccine discontinuation due to non-serious adverse events (AEs) of 0.4% vs. 0.4% and due to SAEs of 0.2% vs. 0.3% for Engerix-B and Sci-B-Vac, respectively

REACTOGENICITY – SOLICITED AEs :

- Higher rates of mild-to-moderate injection site pain, tenderness and myalgia reported by subjects receiving Sci-B-Vac compared to Engerix-B
- Reactogenicity symptoms generally resolved without intervention within 1-7 days
- No increase in reactogenicity symptoms over the 3-dose vaccination schedule

Kinetics of Seroprotection Rates by Age Groups


All Ages (18+)
Seroprotection Rate (SPR%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
2
4
6
8
10
12
91.4%
89.0%
76.5%
68.8%
66.0%
51.5%
23.9%
27.4%
16.0%
7.7%
Engerix-B
Sci-B-Vac


Ages 18-44
Seroprotection Rate (SPR%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
2
4
6
8
10
12
Months
99.2%
97.5%
87.2%
76.0%
91.1%
87.1%
37.0%
39.0%
28.8%
9.6%
- Vaccinations
- Time of analysis of co-primary endpoints

Sci-B-Vac®: Two Phase III Studies to Support Approval in U.S., Europe, and Canada

Phase III Study	**PROTECT** *2-arm safety and immunogenicity study*	**CONSTANT** *4-arm lot-to-lot consistency study*
N size	1,607	~2,900
Control Vaccine	Engerix-B® (GSK)	Engerix-B® (GSK)
Primary Endpoint(s)	Based on seroprotection rates (SPR): i. Non-inferiority in adults ≥ age 18 ii. Superiority in adults ≥ age 45	Consistency of immune response as measured by Geometric Mean Concentration (GMC) of antibodies across three consecutively manufactured lots of Sci-B-Vac®
Secondary Endpoint(s)	i. Safety and tolerability ii. Non-inferiority of SPR in adults ≥ age 18 after 2 doses of Sci-B-Vac® vs. 3 doses of Engerix-B®	Safety, tolerability, and SPR
Top-Line Data Readout	June 2019	Expected around year-end 2019

Target Market Segmentation

Aging cohorts of unvaccinated adults define a key initial market segment for Sci-B-Vac® whereas the pediatric population could represent upside

	Target Population	Key Product Attributes Driving Use	Est. Unvaccinated Population
ADULT POPULATION (AGE 18+)			
Young, "Otherwise Healthy"	• Public service sector workers (incl. HCWs) • Military • pre-diabetics	• Earlier seroprotection • Cost	US : 5M+ | EU : 5M+ *TOTAL: 10M+* [conservative estimate]
Older Adults	• Age 45+	• Superior seroprotection rates • Safety	US : 50M | EU : 35M *TOTAL: 85M*
Immuno-Compromised/High-Risk	• Diabetics • CKD/ESRD patients • Other high-risk populations	• Higher seroprotection rates • Safety	US : 30M | EU : 20M *TOTAL: 50M*
PEDIATRIC POPULATION (AGE 0-17)			
High-risk, Immuno-compromised Newborns	*Children born:* • with immuno-compromising conditions (e.g. Thalassemia) • to HBV-infected mothers • in high endemic areas	• Higher seroprotection rates • Safety	• ~8M births each year in US/EU • ~75,000 births to HBV+ mothers • ~1/2,000 children are born with a primary immuno-compromising condition

Sources: U.S. Center for Disease Control, U.S. Department of Health and Human Services, European Centre for Disease Prevention and Control, World Health Organization, U.S. Census Population Data

Summary

ANTICIPATED CATALYSTS THROUGH 2020 YEAR-END:

1 ***Sci-B-Vac®**: Hepatitis B Prophylactic Vaccine*

- *Around Year-End 2019* – Top-line results expected from CONSTANT Phase III study
- *Beginning mid-year 2020* – Expected submissions of applications for regulatory approvals in the U.S., Europe, and Canada, subject to CONSTANT data

2 ***VBI-1901**: GBM Vaccine Immunotherapeutic (Immuno-Oncology)*

- *Year-End 2019* – Initial immunologic data expected from Part B
- *H1 2020* – Expanded immunologic data and correlations with tumor and clinical responses expected from Part B

3 ***VBI-2601**: Hepatitis B Immunotherapeutic*

- *Q4 2019* – Expected start of Phase II clinical proof-of-concept study
- *H2 2020* – Initial human proof-of-concept data readout expected

4 ***VBI-1501**: CMV Prophylactic Vaccine*

- *Around Year-End 2019* – Expected IND filing for Phase II dose-ranging study

VBI Vaccines Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com